Income Taxes	12 Months Ended
Jun. 30, 2016
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 6 — Income Taxes

As previously discussed in Note 2 — Summary of Significant Accounting Policies, the Company has been included in the consolidated tax returns of Ampio for tax years ended on or before December 31, 2015. Beginning in January 2016, Aytu will file tax returns separate from Ampio. For all consolidated tax return periods, the Company’s taxes have been computed and reported on a “separate return” basis. Ampio and Aytu do not have a tax sharing agreement. Accordingly, certain tax attributes, e.g., net operating loss carryforwards, reflected in these financial statements, may or may not be available to Aytu. In January 2016, Ampio’s ownership fell below 80% so that Aytu will no longer be included in the Ampio consolidated income tax return. The deconsolidation resulted in approximately $4.5 million of the net operating loss carryforwards originating prior to the incorporation of Vyrix and Luoxis to no longer be available to Aytu. Upon deconsolidation, the deferred income tax asset and related valuation allowance for these pre-incorporation net operating losses have been removed.
Income tax benefit resulting from applying statutory rates in jurisdictions in which Aytu is taxed (Federal and State of Colorado) differs from the income tax provision (benefit) in the Aytu’s financial statements. The following table reflects the reconciliation for the respective periods:

	Year Ended June 30,
	2016		2015
Benefit at statutory rate	$(9,581,229)	(34.00)%	$(2,634,087)	(34.00)%
State income taxes, net of federal benefit	(853,203)	(3.03)%	(216,183)	(2.79)%
Stock based compensation	7,156	0.03%	426,725	5.51%
Interest on convertible debt	75,148	0.27%	—	0.00%
Change in valuation allowance	8,672,155	30.77%	2,397,527	30.95%
Reduction of net operating losses upon deconsolidation	1,674,110	5.94%	—	0.00%
Other	5,863	0.02%	2,108	0.03%
Net income tax provision (benefit)	$—	0.00%	$(23,910)	(0.30)%
Deferred income taxes arise from temporary differences in the recognition of certain items for income tax and financial reporting purposes. The approximate tax effects of significant temporary differences which comprise the deferred tax assets and liabilities are as follows for the respective periods:

	2016	2015
Deferred tax assets (liabilities):
Deferred revenue	$—	$190,000
Deferred rent	5,000	—
Accrued expenses	445,000	73,000
Net operating loss carry forward	9,202,000	6,337,000
Intangibles	606,000	453,000
Share-based compensation	327,000	—
Acquired in-process research and development	—	(2,779,000)
Unrealized loss on investment	360,000	—
Warrant liability	153,000	—
Inventory	192,000	—
Allowance for doubtful accounts	15,000	—
Total deferred income tax assets (liabilities)	11,305,000	4,274,000
Less: Valuation allowance	(11,305,000)	(4,274,000)
Total deferred income tax assets (liabilities)	$—	$—
Aytu has recorded income tax benefits in its statements of operations since inception, stemming from its operating losses, and is expected to incur operating losses for the foreseeable future. During the year ended June 30, 2015, the net deferred tax liability was reduced to zero based upon the operating losses, thus Aytu established a valuation allowance offsetting any future net deferred tax asset. As such, Aytu would no longer record income tax benefits in its results of operations after the year ended June 30, 2015 because management is currently unable to conclude that it is more likely than not that a benefit will be realized.
In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, carry back opportunities and tax planning strategies in making the assessment. The Company believes it is more likely than not it will realize the benefits of these deductible differences, net of the valuation allowance provided.
The Company has federal net operating loss carryforwards of approximately $24.8 million and $17.1 million as of June 30, 2016 and June 30, 2015, respectively that, subject to limitation, may be available in future tax years to offset taxable income. The available net operating losses, if not utilized to offset taxable income in future periods, will begin to expire in 2032 through 2035. Net operating loss carryforwards are subject to examination in the year they are utilized regardless of whether the tax year in which they are generated has been closed by statute. The amount subject to disallowance is limited to the NOL utilized. Accordingly, the Company may be subject to examination for prior NOLs generated as such NOLs are utilized. Under the provisions of the Internal Revenue Code, substantial changes in the Company’s ownership may result in limitations on the amount of NOL carryforwards that can be utilized in future years.
As of June 30, 2016 and 2015, the Company has no liability for gross unrecognized tax benefits or related interest and penalties.
Aytu has made its best estimates of certain income tax amounts included in the financial statements. Application of the Company’s accounting policies and estimates, however, involves the exercise of judgment and use of assumptions as to future uncertainties and, as a result, could differ from these estimates. In arriving at its estimates, factors the Company considers include how accurate the estimates or assumptions have been in the past, how much the estimates or assumptions have changed and how reasonably likely such changes may have a material impact. Aytu has been historically included in the Ampio consolidated tax return. Under the general statute of limitations, the Company would not be subject to federal or Colorado income tax examinations for years prior to 2012 and 2011, respectively. However, given the net operating losses generated since inception, all tax years since inception are subject to examination.